EXHIBIT 10.4

QUORUM FEDERAL CREDIT UNION

2500 Westchester Avenue

Suite 411

Purchase, NY 10577

Dated as of April 6, 2018

Allan J. Herz

President and Assistant Treasurer

BRFC-Q 2010 LLC

4950 Communication Avenue, Suite 900

Boca Raton, Florida 33431

Re: Commitment Purchase Period Terms Letter; Terms Governing Sale of Timeshare Loans by BRFC-Q 2010 LLC (the "Seller") to Quorum Federal Credit Union (the "Buyer")

Dear Mr. Herz:

The Buyer agrees to purchase Eligible Timeshare Loans from the Seller during the Commitment Purchase Period on the terms and conditions set forth in the Loan Sale and Servicing Agreement dated as of December 22, 2010, by and among the Seller, the Buyer, Bluegreen Corporation, as the Servicer, Concord Servicing Corporation, as the Back-Up Servicer and the other parties thereto, as amended (the "Agreement") as supplemented below:

A.	Buyer Purchase Price Percentage: No less than 85% during the Commitment Period, subject to adjustment as provided herein.

B.	Program Fee Rate: 4.95% per annum for purchases during the period from January 1, 2018, through September 30, 2018.

C.	Loan Purchase Fee: the product of (i) 0.25% and (ii) the outstanding principal loan balance of the related Sale Date Loan Pool.

D.	Timeshare Portfolio Performance Event triggers:

a.	Delinquency Level: 4.00% during the Commitment Purchase Period, subject to adjustment at any time by the Buyer.

b.	Default Level: 2.75% during the Commitment Purchase Period, subject to adjustment at any time by the Buyer.

c.	Cumulative Default Level: Table 1 attached hereto during the Commitment Purchase Period, subject to adjustment at any time by the Buyer.

The Buyer reserves the right to modify the Buyer Purchase Price Percentage and/or the Timeshare Portfolio Performance Event triggers, at any time during or after the Commitment Period for new fundings. Written notice of any change(s) in the Buyer Purchase Price Percentage and/or the Timeshare Portfolio Performance Event triggers will be provided by the Buyer to the Seller at least thirty (30) days in advance of the effective date thereof. Any change in the Delinquency Level, Default Level and/or Cumulative Default Level will be noted in the Buyer Commitment Purchase Confirmation or the Buyer Purchase Confirmation, as applicable.

This letter is provided pursuant to the provisions of Section 2.1(b) of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

[Signatures on Next Page]

QUORUM FEDERAL CREDIT UNION, as Buyer
By: /s/ Bruno Sementilli
Name: Bruno Sementilli
Title: President & CEO
Address:	2500 Westchester Avenue
Suite 411
Purchase, NY 10577
Attention:	President/CEO
Telephone:	914-641-3739
Facsimile:	914-641-3777

ACKNOWLEDGED AND AGREED TO:

BRFC-Q 2010 LLC, as Seller
By: /s/ Allan J. Herz
Name: Allan J. Herz
Title: President & Assistant Treasurer

Address:	4950 Communication Avenue
Suite 900
Boca Raton, Florida 33431
Attention:	Allan J. Herz
Telephone:	561-912-8210
Facsimile:	561-912-8123

Table I

Cumulative Default

Levels

Month	Cumulative Defaults	Month	Cumulative Defaults	Month	Cumulative Defaults
1	N/A	41	23.53%	81	33.69%
2	N/A	42	24.18%	82	33.78%
3	N/A	43	24.51%	83	33.86%
4	N/A	44	24.84%	84	33.94%
5	N/A	45	25.17%	85	34.01%
6	N/A	46	25.67%	86	34.08%
7	N/A	47	26.17%	87	34.15%
8	N/A	48	26.67%	88	34.22%
9	N/A	49	27.02%	89	34.28%
10	N/A	50	27.37%	90	34.34%
11	N/A	51	27.71%	91	34.40%
12	N/A	52	28.01%	92	34.45%
13	6.07%	53	28.30%	93	34.50%
14	6.86%	54	28.60%	94	34.55%
15	7.65%	55	29.22%	95	34.60%
16	8.55%	56	29.84%	96	34.65%
17	9.46%	57	30.46%	97	34.69%
18	10.36%	58	30.55%	98	34.74%
19	11.18%	59	30.65%	99	34.78%
20	12.01%	60	30.74%	100	34.82%
21	12.83%	61	30.89%	101	34.86%
22	13.43%	62	31.04%	102	34.89%
23	14.03%	63	31.19%	103	34.93%
24	14.64%	64	31.45%	104	34.96%
25	15.29%	65	31.72%	105	34.99%
26	15.94%	66	31.98%	106	35.02%
27	16.59%	67	32.11%	107	35.05%
28	17.26%	68	32.24%	108	35.08%
29	17.93%	69	32.37%	109	35.10%
30	18.60%	70	32.49%	110	35.13%
31	18.60%	71	32.61%	111	35.15%
32	18.98%	72	32.73%	112	35.18%
33	19.55%	73	32.86%	113	35.20%
34	19.98%	74	32.98%	114	35.22%
35	20.40%	75	33.10%	115	35.24%
36	20.82%	76	33.22%	116	35.26%
37	21.29%	77	33.33%	117	35.28%
38	21.75%	78	33.43%	118	35.30%
39	22.22%	79	33.52%	119	35.32%
40	22.87%	80	33.61%	120	35.33%